UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – April 16, 2014

GILLA INC.
 (Exact Name of Registrant as Specified in its Charter)

NEVADA	000-28107	88-0335710
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

112 North Curry Street, Carson City, Nevada 89703
(Address of principal executive offices)

(416) 843-2881
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01                      Other Events

On April 16, 2014, Gilla Inc. (“Gilla” or the “Company”) issued a press release announcing that the Company has entered into a three-year agreement with Lynch Medical Supplies Ltd. (“LMS”) to exclusively supply, brand and distribute a new line of electronic cigarettes, vaporizers and e-liquids in Ireland called PharmaCig. LMS currently services 1,000 independent pharmacies in Ireland and will exclusively market and distribute the PharmaCig brand in that country for the term of the agreement.

A copy of such press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                          Financial Statements and Exhibits

(d)           Exhibit List

Exhibit No.	Description

99.1	Press Release dated April 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GILLA INC.

Dated: April 16, 2014	By:	/s/ J. Graham Simmonds
Name: J. Graham Simmonds
Title: Chief Executive Officer